Hi-Crush Inc. (NYSE: HCR) Investor Presentation November 2019

Forward Looking Statements and Non-GAAP Measures Forward-Looking Statements and Cautionary Statements Some of the information in this presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements give our current expectations, and contain projections of results of operations or of financial condition, or forecasts of future events. Words such as "may," "should," "assume," "forecast," "position," "predict," "strategy," "expect," "intend," "hope," "plan," "estimate," "anticipate," "could," "believe," "project," "budget," "potential," "likely," or "continue," and similar expressions are used to identify forward- looking statements. They can be affected by assumptions used or by known or unknown risks or uncertainties. Consequently, no forward- looking statements can be guaranteed. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in Hi-Crush Inc.’s reports filed with the SEC, including those described under Item 1A of Hi-Crush Inc.’s Form 10-K for the year ended December 31, 2018 and any subsequently filed 10-Q. Actual results may vary materially. You are cautioned not to place undue reliance on any forward-looking statements. You should also understand that it is not possible to predict or identify all such factors and should not consider the risk factors in our reports filed with the SEC or the following list to be a complete statement of all potential risks and uncertainties. Factors that could cause our actual results to differ materially from the results contemplated by such forward looking statements include: the volume of frac sand we are able to sell; the price at which we are able to sell frac sand; the outcome of any pending litigation, claims or assessments, including unasserted claims; changes in the price and availability of natural gas or electricity; changes in prevailing economic conditions; and difficulty collecting receivables. All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statements. Hi-Crush Inc.’s forward-looking statements speak only as of the date made and Hi-Crush Inc. undertakes no obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise. Use of Non-GAAP Information This presentation may include non-GAAP financial measures. Such non-GAAP measures are not alternatives to GAAP measures, and you should not consider these non-GAAP measures in isolation or as a substitute for analysis of our results as reported under GAAP. For additional disclosure regarding such non-GAAP measures, including reconciliations to their most directly comparable GAAP measure, please refer to Hi-Crush Inc.’s most recent earnings release at www.hicrushinc.com. Investor Presentation November 2019 | 2

The Hi-Crush Value Proposition Investor value creation Leading customer service delivering reliability, safety and efficiency Financial discipline focused on flexibility and efficient capital allocation Fully-integrated platform to most efficiently service customers Supplier of essential products and services for well completions and development of U.S. shale Investor Presentation November 2019 | 3

Corporate Values Evidence Commitment to ESG Evidence of Our Commitment Behavior-based safety program Our values guide everything ingrained in all aspects of our culture; we do. We are constantly LTIR1 for 2018 (0.78) 35% better than mining industry average (1.2) looking for ways to ensure the protection and promotion Our Wisconsin production facilities of human health, safety and participate in the Wisconsin Department quality of life. This includes of Natural Resources Green Tier our employees as well as the Program as a Tier 1 participant people in the communities where we live and operate. >90% reduction of particulate matter emissions from wellsite sand operations >90% from Pronghorn, meeting OSHA PEL regulations 1) Lost Time Incident Rate for total company. Investor Presentation November 2019 | 4

Our Financial Priorities What We’re Focused On Strong Liquidity and Balance Sheet $95.9mm million of liquidity1; no  Maintaining strong liquidity including cash and ABL covenants or near-term debt availability; balance sheet supports financial flexibility maturities Free Cash Flow Generation Significantly reducing capex in  Strong platform for cash flow generation, supported by 2020 to $25mm; forecasting operational diversity and disciplined capital program positive free cash flow for FY20 Efficient Capital Allocation Anticipate ending 2019 with  Commitment to prioritizing liquidity and balance sheet strong liquidity, including cash strength to help manage through market cycles in excess of $40mm Maximizing Investment Returns Generating value through focus  Executing strategy through quality service delivery and on execution and leveraging our unique platform of assets and capabilities asset utilization 1) As of September 30, 2019. Investor Presentation November 2019 | 5

Balance Sheet & Liquidity Update No near-term Highly flexible Prioritizing maturities balance sheet balance sheet or covenant position & liquidity restrictions Liquidity Update1 Debt Structure1 Senior Notes ABL Facility $48.4mm No borrowings $450mm $200mm Cash + on ABL Facility $401.6mm net $47.5mm of of cash availability $95.9mm Total Liquidity No maturities No borrowings until Aug 2026 1) As of September 30, 2019. Investor Presentation November 2019 | 6

Quarterly Update 3Q19 progress aligned with our new organizational structure Achieved 3Q19 quarterly sales volume of 2.7mm tons; slight 63% increase over 2Q19 volumes of quarterly sales volumes in 3Q19 and at the high-end of the sold to E&P customers guidance range 66% 63% 63% Continue to deploy enhanced measurement and other 51% upgrades on last mile silo 40% equipment 33% 31% 25% Increased last mile truckloads delivered by 7% in 3Q19 versus 14% loads delivered in 2Q19 7% 0% 1% Latest release improves integration with silo inventory systems and terminal assets, and improves data integrity to % of total quarterly sales volumes enable more accurate analysis Investor Presentation November 2019 | 7

Operational Strategy 8

Committed to Our Strategy Strategy built on delivering value and driving long-term success Innovating Focusing on Deploying Delivering Proppant Serving Proprietary Low-cost Logistics Customers Technology Production Solutions Investor Presentation November 2019 | 9

Our Fully-Integrated Platform Customer Solutions Logistics Equipment Flexible solutions Silos & containers Real-time logistics and inventory management Terminal Network Owned & operated In-Basin Northern White Production facilities Production facilities Fully-Integrated Platform Investor Presentation November 2019 | 10

Our Operational Reach



Bakken
PRONGHORN
Wisconsin
HI CRUSH
Marcellus / Utica
HI CRUSH
PRONGHORN
NEXSTAGE
All Basins
PROP DISPATCH
Powder River
HI CRUSH
PRONGHORN
Mid-Con
PRONGHORN
Permian
HI CRUSH
PRONGHORN
NEXSTAGE
Eagle Ford
PRONGHORN

Highlights

- Pronghorn last mile solutions operating in all major basins
- Hi-Crush sand production facilities and terminal network meet customers demand for flexible, efficient sand supply
- NexStage innovative wellsite management equipment supports efficient operations
- PropDispatch utilized across all businesses to integrate operations

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Mutually Beneficial E&P Partnership Strategy E&P Benefits of Aligning with Hi-Crush HCR Benefits of Aligning with E&Ps Dedicated frac sand provider with sand, Relationships: Long project lead times and silos and containers significant capital requirements drive E&Ps to value strategic relationships with suppliers who offer differentiated solutions Reliable supply from multiple frac sand production facilities Better Visibility: Closer relationships provide Diversified across regions from greater visibility into evolving activity, demand operations in multiple basins trends and market fundamentals Optionality in last mile and in-basin Growth Opportunity: Addressing E&Ps’ delivery points need for a direct-sourced, preferred provider of flexible, full-scope proppant and logistics solutions Integrated production and delivery process meet long planning cycles Reduces Volatility: Partnering with the right E&Ps enhances stability as drilling and Safety centric culture with a track-record completion “manufacturing” programs are among the best in industry more consistent through commodity cycles Investor Presentation November 2019 | 12

PropDispatch: Real-Time Logistics Management

Advancing our last mile platform with best in class technology

PropDispatch Software

- Manages and displays on-pad inventory, in containers or silos, to accurately provide volume delivered downhole and minimize or eliminate trucking demurrage
- Enables dispatching and real-time monitoring of truck loads between the transload and pad
- Simplifies back office truck load reconciliation process
- Comprehensive dashboards and real-time KPIs
- Ability to integrate seamlessly to virtually any application

PROP DISPATCH™


44,480
163
0%
$228,909
10.9%
7M

Last mile simplified	Real-time visibility	Central dispatch
Simplifies ordering, dispatching, hauling, tracking, reconciling and invoicing of trucks and sand	Enables real-time decision making utilizing constant data flow of truck loads vs. inventory	Efficiently dispatch drivers based on location and proximity to supply points

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Driving Efficiency Through Technology & Equipment Meaningful opportunities exist to capture efficiencies that lead to lowest cost at the blender Dispatch to Load Time at Travel Time to Unload Time at Load Time Origin Destination Destination  Creates significant logistics  Flexible selection of equipment efficiencies with effectiveness of solutions maximizes wellsite dispatch team efficiency  PropDispatch technology  Proprietary conveyor and hopper employs systematic approach to bottom equipment meaningfully the load, dispatch and monitoring reduces offload times and process maximizes truck turns  Enhances ability to make  Precise measurement of sand into informed real-time decisions the blender results in better inventory management Investor Presentation November 2019 | 14

Financial Update 15

Key Financial Metrics

$ in 000s, except per ton	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019
Revenues	$ 213,972	$ 162,235	$ 159,910	$178,001	$172,972
Adjusted EBITDA[1]	$ 52,048	$ 14,889	$ 17,574	$24,701	$17,900
Average selling price ($/ton)	$ 64	$ 58	$ 48	$47	$43
Sales volumes (tons)	2,775,360	1,976,805	2,411,262	2,662,086	2,685,736
Contribution margin ($/ton)[2]	$ 23.92	$ 14.35	$ 12.19	$13.80	$10.99

- Revenues remained relatively flat, driven by increased logistics and wellsite operations services and steady frac sand volumes, offset by decreased frac sand pricing
- Adjusted EBITDA decreased to $17.9mm, and contribution margin per ton was $10.99, a sequential decrease of 20%, driven by pricing pressure on spot volumes
- Recorded $346.4mm of non-cash asset impairments, principally related to the Augusta and Whitehall facilities, goodwill, and railcar right-of-use assets

1) EBITDA is defined as net income, plus: (i) depreciation, depletion and amortization, (ii) interest expense, net of interest income, and (iii) income tax expense (benefit). We define Adjusted EBITDA as EBITDA, plus: (i) non-cash impairments of goodwill and assets, (ii) change in estimated fair value of contingent consideration, (iii) earnings (loss) from equity method investments, (iv) gain on remeasurement of equity method investments, (v) loss on extinguishment of debt, and (vi) non-recurring business development costs and other items.

2) Contribution margin is defined as total revenues less costs of goods sold excluding depreciation, depletion and amortization.

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Q3 2019: Summary – Statements of Operations

Unaudited Quarterly Consolidated Statements of Operations

(Amounts in thousands, except per share amounts)

	Q3 2018 (1)	Q4 2018	Q1 2019	Q2 2019	Q3 2019
Revenues	$ 213,972	$ 162,235	$ 159,910	$ 178,001	$ 172,972
Cost of goods sold (excluding depreciation, depletion and amortization)	147,583	133,877	130,522	141,272	143,460
Depreciation, depletion and amortization	10,241	9,762	11,272	14,062	14,320
Gross profit	56,148	18,596	18,116	22,667	15,192
Operating costs and expenses:					
General and administrative expenses	14,164	16,982	12,613	15,210	12,020
Depreciation and amortization	1,347	1,457	1,676	1,697	1,773
Accretion of asset retirement obligations	124	125	129	130	107
Asset impairments	—	—	—	—	346,384
Change in estimated fair value of contingent consideration	—	—	—	(672)	(5,181)
Other operating expenses, net	754	1,072	431	469	658
Income (loss) from operations	39,759	(1,040)	3,267	5,833	(340,569)
Other income (expense):					
Earnings from equity method investments	1,624	1,250	1,116	1,284	1,880
Gain on remeasurement of equity method investment	—	—	—	3,612	—
Interest expense	(8,012)	(10,140)	(10,590)	(11,806)	(11,790)
Loss on extinguishment of debt	(6,233)	—	—	—	—
Income (loss) before income tax	27,138	(9,930)	(6,207)	(1,077)	(350,479)
Income tax expense (benefit):					
Current tax expense	—	—	—	259	1,087
Deferred tax expense (benefit)	—	—	—	660	(83,069)
Deferred tax resulting from conversion to a corporation	—	—	—	115,488	—
Income tax expense (benefit)	—	—	—	116,407	(81,982)
Net income (loss)	$ 27,138	$ (9,930)	$ (6,207)	$ (117,484)	$ (268,497)
Earnings (loss) per common share:					
Basic	$ 0.30	$ (0.08)	$ (0.06)	$ (1.16)	$ (2.67)
Diluted	$ 0.29	$ (0.08)	$ (0.06)	$ (1.16)	$ (2.67)

1) Financial information has been recast to include the financial position and results attributable to the sponsor and general partner.

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Q3 2019: EBITDA, Adjusted EBITDA and Free Cash Flow

Unaudited EBITDA and Adjusted EBITDA

(Amounts in thousands)

	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019
Reconciliation of Adjusted EBITDA to net income (loss):					
Net income (loss)	$ 27,138	$ (9,930)	$ (6,207)	$ (117,484)	$ (268,497)
Depreciation, depletion and amortization expense	11,588	11,219	12,948	15,759	16,093
Interest expense	8,012	10,140	10,590	11,806	11,790
Income tax expense (benefit)	—	—	—	116,407	(81,982)
EBITDA	46,738	11,429	17,331	26,488	(322,596)
Non-cash impairments of assets	—	—	—	—	346,384
Change in estimated fair value of contingent consideration	—	—	—	(672)	(5,181)
Earnings from equity method investments	(1,624)	(1,250)	(1,116)	(1,284)	(1,880)
Gain on remeasurement of equity method investment	—	—	—	(3,612)	—
Loss on extinguishment of debt	6,233	—	—	—	—
Non-recurring business development costs and other items (1)	701	4,710	1,359	3,781	1,173
Adjusted EBITDA	$ 52,048	$ 14,889	$ 17,574	$ 24,701	$ 17,900

Free Cash Flow

	Q2 2019	Q3 2019	Q3 2019 YTD
Net cash provided by operating activities	$ 17,582	$ 3,123	$ 12,098
Less: Maintenance capital expenditures	(3,717)	(3,328)	(11,051)
Less: Growth capital expenditures (2)	(8,089)	(4,893)	(24,060)
Free cash flow	$ 5,776	$ (5,098)	$ (23,013)

1) Non-recurring business development costs and other items for Q3 2018 costs are associated with legal fees related to our Senior Notes offering and business development costs, Q4 2018 costs are associated with the acquisition of the sponsor and general partner, as well as severance costs. Q1 2019, Q2 2019 and Q3 2019 costs are primarily associated with the Conversion, business acquisitions, and severance costs.

2) We have excluded growth capital expenditures of $5,840, $174, and $31,219 spent during the three months ended June 30, 2019, and three and nine months ended September 30, 2019, respectively, related to construction projects associated with completion of our second Kermit facility and expansion at our Wyeville facility, both of which were fully-funded in 2018. All other growth capital expenditures related to investments in our logistics and wellsite operations are included in the above.

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Investor Contacts Caldwell Bailey Manager, Investor Relations Marc Silverberg Managing Director (ICR, Inc.) Phone: (713) 980-6270 E-mail: ir@hicrushinc.com Investor Presentation November 2019 | 19